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U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2004

Citicorp (Exact name of Registrant as specified in its charter)
Delaware	1-5738	06-1515595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
399 Park Avenue, New York, New York 10043 (Address of principal executive offices) (Zip Code)
(212) 559-1000 (Registrant's telephone number, including area code)

Citicorp
Current Report on Form 8-K

Item 5. Other Events and Required FD Disclosure.

        In connection with the completion of a consent solicitation with respect to certain debt obligations of Associates First Capital Corporation ("AFCC"), Citicorp, AFCC and the relevant trustees entered into amendments to seven indentures under which such debt obligations were issued.

        The amendments are attached as exhibits to this Form 8-K and each amendment is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit Number
99.1	Fifth Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of September 15, 1987, among Associates First Capital Corporation, Citicorp, and JPMorgan Chase Bank.
99.2	Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of July 15, 1993, among Associates First Capital Corporation, Citicorp, and Wachovia Bank, National Association.
99.3	Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of November 1, 1995, among Associates First Capital Corporation, Citicorp, and JPMorgan Chase Bank.
99.4	Sixth Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of November 1, 1995, among Associates First Capital Corporation, Citicorp, and JPMorgan Chase Bank.
99.5
Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of October 15, 1992, among Associates First Capital Corporation, Citicorp, and J.P. Morgan Trust Company, National Association.
99.6	Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of October 15, 1994, among Associates First Capital Corporation, Citicorp, and Citibank, N.A.
99.7	Fourth Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of December 1, 1985, among Associates First Capital Corporation, Citicorp, and Deutsche Bank Trust Company Americas.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004	CITICORP
	By:	/s/ JOHN R. DYE Name: John R. Dye Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Fifth Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of September 15, 1987, among Associates First Capital Corporation, Citicorp, and JPMorgan Chase Bank.
99.2	Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of July 15, 1993, among Associates First Capital Corporation, Citicorp, and Wachovia Bank, National Association.
99.3	Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of November 1, 1995, among Associates First Capital Corporation, Citicorp, and JPMorgan Chase Bank.
99.4	Sixth Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of November 1, 1995, among Associates First Capital Corporation, Citicorp, and JPMorgan Chase Bank.
99.5
Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of October 15, 1992, among Associates First Capital Corporation, Citicorp, and J.P. Morgan Trust Company, National Association.
99.6	Third Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of October 15, 1994, among Associates First Capital Corporation, Citicorp, and Citibank, N.A.
99.7	Fourth Supplemental Indenture dated as of January 23, 2004, to Indenture dated as of December 1, 1985, among Associates First Capital Corporation, Citicorp, and Deutsche Bank Trust Company Americas.

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Citicorp Current Report on Form 8-K
SIGNATURE
EXHIBIT INDEX